                                                                   EXHIBIT 10.24

CONFIDENTIAL TREATMENT HAS BEEN SOUGHT FOR PORTIONS OF THIS DOCUMENT MARKED WITH
        "*" AND SUCH PORTIONS HAVE BEEN FILED SEPARATELY WITH THE SEC.

                     GENERAL TERMS ENGINE LEASE AGREEMENT

                                    BETWEEN

                    TERANDON LEASING CORPORATION, as Lessor

                                      AND

                      FRONTIER AIRLINES, INC., as Lessee

                               TABLE OF CONTENTS


SECTION   TITLE



1         TERM OF THIS GTA.................................... 1

2.        INDIVIDUAL ENGINE LEASES; TERM...................... 1

3.        DELIVERY, INSPECTION AND ACCEPTANCE................. 2

4.        CHARGES AND PAYMENT................................. 3

5.        COMPLIANCE WITH LAWS................................ 4

6.        USE AND MAINTENANCE................................. 4

7.        RECORDS............................................. 5

8.        MODIFICATION........................................ 6

9.        RISK OF LOSS........................................ 6

10.       NO ABATEMENT OR SET OFF............................. 7

11.       RELEASE AND INDEMNITY............................... 7

12.       WARRANTY; DISCLAIMER................................ 7

13.       INSPECTION.......................................... 8

14.       INSURANCE........................................... 8

15.       TITLE TO EQUIPMENT..................................10

16.       TAXES...............................................10

17.       SUBLEASES; ASSIGNMENT...............................11

18.       RETURN OF EQUIPMENT.................................11

19.       EVENTS OF DEFAULT; REMEDIES.........................13

20.       LESSOR'S LENDER.....................................17


21.       NOTICES.............................................19

22.       RECORDING...........................................20

23.       BROKERS/FINDERS.....................................20

24.       MISCELLANEOUS.......................................20

25.       APPLICABLE LAW......................................21

26.       JURISDICTION AND VENUE..............................21

27.       QUIET ENJOYMENT.....................................21

28.       FINANCIAL STATEMENTS................................22


EXHIBITS


EXHIBIT A  --  AIRCRAFT ENGINE LEASE AGREEMENT

EXHIBIT B  --  EQUIPMENT DELIVERY RECEIPT

                     GENERAL TERMS ENGINE LEASE AGREEMENT

                                    BETWEEN

                         TERANDON LEASING CORPORATION

                                      AND

                            FRONTIER AIRLINES, INC.

                              CONTRACT NUMBER 01


     This General Terms Engine Lease Agreement ("GTA") is dated as of August 15, 1996, by and between TERANDON LEASING CORPORATION ("Lessor") with offices at 180 Harbor Drive, Suite 200, Sausalito, CA 94965 and FRONTIER AIRLINES, INC. ("Lessee") with offices at 12015 East 46th Avenue, Denver, CO 80239.


In consideration of the premises and mutual promises herein contained, Lessor and Lessee hereby agree as follows:

1.   Term of this GTA

     The term of this GTA will commence on the date hereof and will continue thereafter until canceled by either Lessor or Lessee.


2.   Individual Engine Leases; Term

     (a) Lessor will lease aircraft engines to Lessee and Lessee will lease aircraft engines from Lessor from time to time to the extent such engines are desired by Lessee and are available from Lessor, all upon the terms and conditions hereof. Such individual engine leases will be initiated by the execution by Lessee and Lessor of an Aircraft Engine Lease Agreement ("Lease") substantially in the form of Exhibit A. Each Lease will be for a single engine described by serial number in such Lease, together with all parts and attachments thereto ("Engine"), all Engine records in the possession of Lessor which are requested by Lessee, all Engine records generated by Lessee during the Lease Term, any QEC unit and any engine stand ("Engine Stand") or other items related to the Engine (the Engine, such Engine records, QEC unit, Engine Stand and related items, collectively, the "Equipment"). Each Lease will constitute a separate lease of the Equipment and will be deemed to incorporate therein all the terms and conditions of this GTA. Notwithstanding cancellation of this GTA by either Lessor or Lessee during the term of any Lease, this GTA will remain in full force and effect as to such Lease.

     (b) The term of each Lease will be the period specified in such Lease ("Lease Term"); provided, however, that notwithstanding the expiration of the
                --------  -------
Lease Term, all obligations of

Lessee under the Lease shall continue until the Equipment is returned to Lessor in the condition required by Section 18 hereof.

     (c) Lessee will redeliver the Equipment to Lessor upon the expiration or earlier termination of the Lease pertaining to such Equipment.


3.   Delivery, Inspection and Acceptance

     (a) Lessor will deliver the Equipment to Lessee on the Delivery Date and at the FOB location specified in the applicable Lease. On the Delivery Date, the Engine will have a Federal Aviation Administration ("FAA") approved return to service maintenance release tag affixed to it.

     (b) On the Delivery Date, Lessee will deliver to Lessor a receipt for the Equipment substantially in the form of Exhibit B, duly executed by an authorized representative of Lessee.

     (c) Lessor's obligation to deliver any Equipment pursuant to any Lease is subject to the following conditions precedent:

        (i) Receipt by Lessor of the Transaction Fee required by Section 4(b)(i) and the payments required by Section 4(b) (ii) and (iii) below attributable to Monthly Rent and by Marine Midland Bank ("Lessor's Lender") of the payment required pursuant to Section 4(b)(iv) attributable to the Use Fee;

        (ii) Receipt by Lessor's Lender of an Assignment of Lease and Lessee's Acknowledgment of and Consent to Assignment of Lease, in form and substance acceptable to Lessor's Lender, executed by Lessee;

        (iii) Receipt by Lessor and Lessor's Lender of a legal opinion from counsel to Lessee in form and substance acceptable to Lessor and Lessor's Lender;

        (iv) Receipt by Lessor and Lessor's Lender of the insurance certificates required by Section 14(h) below;

        (v) Receipt by Lessor and Lessor's Lender of such other documentation as may be required by Lessor and Lessor's Lender, including but not limited to, (i) Certified Copy of Resolutions authorizing Lessee's execution and delivery of this GTA, the Lease and related documentation and (ii) a Certificate of Incumbency identifying affairs of the Lessee authorized to enter into the GTA, the Lease and related documentation on behalf of the Lessee

All documentation required hereunder shall be satisfactory to Lessor and Lessor's Lender and their respective counsel.

4.   Charges and Payment

     (a)  Lessee will pay to Lessor:

          (i)   The one-time Transaction Fee specified in each Lease; and

          (ii) The Monthly Rent specified in each Lease for each day or fraction thereof during the term of each such Lease, commencing with the Delivery Date specified in each such Lease and continuing until the return of the Equipment in accordance with the terms of this GTA and each such Lease; and

          (iii) The Use Fee specified in each Lease for each hour of Engine operation or fraction thereof, or each cycle of operation (or cycle of accumulation in the case of JT8D-200 series engines), whichever is greater during each successive calendar month of each Lease Term; and

          (iv)  The Security Deposit specified in the Lease.

     (b) On the Delivery Date, Lessee will make a payment (A) to Lessor consisting of (i) the Transaction Fee, (ii) the Monthly Rent for the first full calendar month of the Lease Term and (iii) the pro rated amount of the Monthly Rent for the period from the Delivery Date to the last day of the calendar month in which the Delivery Date occurs and will pay (B) to Lessor's Lender for the account of Lessor (i) the Use Fee for the first thirty (30) days of each Lease (based on the estimated Daily Flight Hours stated in each such Lease), and (ii) the Security Deposit.

     (c) Thereafter, Lessee will pay Lessor in advance (i) on the first day of each succeeding calendar month of the Lease Term, the Monthly Rent for such succeeding month, and will pay Lessor's Lender for the account of Lessor (ii) on the tenth day of each succeeding calendar month, the Use Fee based on the actual hours and cycles of operation in such preceding month (or in the case of the first such month, since the Delivery Date).

     (d) During the Lease Term for each Lease, commencing on the first calendar month in which payment of the Use Fee is due pursuant to (c) (ii) above, Lessee shall submit to Lessor, in writing, no later than the fifth day of each calendar month and on the last day of the Lease Term or other termination day, a statement of the actual hours and cycles of operation in the prior month (or, in the case of the first such month, since the Delivery Date, and in the case of the last day of the Lease Term or other termination day, since the beginning of such final month).

     (e) The amount of the payment set forth in subsection (b)(ii) hereof for each Lease paid in respect of Monthly Rent shall be credited to the account of Lessee in respect of the payment due in respect of Monthly Rent for the first full calendar month of the Lease Term. The amount of the payment set forth in subsection (b)(ii) hereof for each Lease paid in respect of the Use Fee shall be credited to the account of Lessee in respect of Use Fees payments due for the last thirty (30) days of the Lease Term.

     (f) All payments shall be made by wire transfer of immediately available funds in U.S. dollars to the account of Lessor or Lessor's Lender as provided in
Section 20 hereof. In respect of any payment not made when due, Lessee shall pay to Lessor or Lessor's Lender, as the case may be, an amount equal to interest on such payment at the rate of 18% per annum computed from the due date of such payment to the actual date such payment is made.

     (g) Any payment due on a day which is not a business day in San Francisco, California shall be due on the next preceding business day.

     (h)  Except for the right to use of Use Fees as expressly provided in
Section 6(c) below, Lessee shall have no interest in or rights with respect to Engine Reserves or Use Fees. In the event an Event of Default hereunder occurs and is continuing, Lessor and/or Lessor's Lender shall have the right to apply an Engine Reserves or Use Fees to discharge the obligations of Lessee hereunder. Upon termination of the Lease Term or earlier termination of any Lease the unapplied Engine Reserves and Use Fees shall be the property of Lessor free and clear of any interest of the Lessee. Lessee shall not be entitled to any interest on accumulated Engine Reserves or Use Fees.


5.   Compliance with Laws

     Lessee will comply in all respects with all laws, ordinances, rules, regulations and orders of all governmental authorities applicable to the installation, operation and maintenance of all Equipment.


6.   Use and Maintenance

     (a) Lessee will use each Engine in a safe manner and in accordance with the manufacturer's recommended operating procedures and manuals and instructions in effect from time to time only on commercial transport aircraft owned or operated by Lessee. Lessee agrees not to operate or locate the Equipment or permit the Equipment to be operated or located in any area excluded from insurance coverages required to be maintained pursuant to Section 14 hereof. Lessee further agrees that each engine shall not be used outside the territorial limits of the United States without prior consent of Lessor and Lessor's Lender.

     (b) During the Lease Term, Lessee will service, repair, overhaul, and maintain the Engine, subject to subsection (c) below at its sole expense, in accordance with the Lessee's FAA approved part 121 maintenance program, so as to keep the Engine in as good operating condition as when delivered to Lessee, reasonable wear and tear excepted. Such maintenance will include all major shop visit work as well as line maintenance and replacement of components and parts as may be required. In addition, Lessee will replace any loss to or repair any damage to the Engine, regardless of cause. Lessee will advise Lessor and obtain Lessor's approval before commencing any non-routine repairs, such approval not to be unreasonably delayed or denied.

     (c) Lessee shall be entitled to the use of accumulated Use Fees ("Engine Reserves") to the extent adequate to cover off wing major shop visit work required due to normal Exhaust Gas Temperature ("EGT") margin deterioration, and the replacement or restoration of parts necessary for the engine to meet manufacturers specification and limitations for reinstallation on an aircraft, provided Lessee first presents maintenance facility invoices or a workscope satisfactory to Lessor evidencing the work completed or intended for such maintenance or repair. Lessee shall have the right to apply Engine Reserves only if no Event of Default has occurred and is continuing. In the event that Engine Reserves are not sufficient to pay for such maintenance and repair, Lessee shall pay any deficiency. The obligations, covenants and liabilities of Lessee under this provision arising prior to return of the Equipment to Lessor shall continue in full force and effect notwithstanding any termination arising out of an Event of Default under any Lease or otherwise, until such time as Lessor has received all sums and performances to which it is entitled under any Lease.

     (d) Lessee will ensure that all replacement parts will be (i) free and clear of liens, (ii) of the most recent modification status, and (iii) of equal or better time status and value than the parts replaced, assuming the parts replaced were in the condition required by this GTA; and upon installation on the Engine, title to such replacement parts shall immediately vest in Lessor. All such replacement parts must be of the same manufacturer and model number as the replaced parts (unless otherwise approved in writing by Lessor or unless such parts are FAA approved substitutes) and must have been last serviced by an FAA approved repair facility.

     (e) If any modification or repair to any Equipment is required to be made during the Lease Term by reason of any law, Airworthiness Directive, regulation or advisory circular promulgated by the FAA or Alert Service Bulletin issued by the manufacturer of the Engine ("Mandatory Change"), Lessee shall make such Mandatory Change at Lessee's expense. There shall be no abatement of Monthly Rent for any out-of-service period required to perform any Mandatory Change.


7.   Records

     (a) Lessor will deliver to Lessee on the Delivery Date for any Engine all records for such Engine requested in writing by Lessee reasonably in advance of such Delivery Date which are in the possession of Lessor.

     (b) Lessee will maintain and provide to Lessor complete and accurate records in English for each Engine. All such records will be deemed Equipment as of the time generated.

Lessee will report hours and cycles of operation and location of operation of each Engine to Lessor prior to the fifth day of each calendar month during the Lease Term of each Lease.

     (c) Upon redelivery of the Engine to Lessor, Lessee will return all Engine records delivered to Lessee by Lessor, together with all Engine records generated by Lessee.

     (d) With respect to any part installed by Lessee during a Lease and not removed prior to the return of an Engine, the records returned to Lessor will include:

          (i) Manufacturer, part number, description and serial number (if part is serialized); and

          (ii) Historical records, including but not limited to (A) serviceability status of the part at installation, (B) for a time-controlled part, total time and cycles, time and cycles since overhaul as may be applicable and total time and cycles of the Engine at the time of part installation and (C) for a life-limited part, documentation tracing usage of the part since new.


8.   Modification

     Lessee will not make any modifications or alterations to any Equipment, except for any Mandatory Change, without Lessor's prior written consent.


9.   Risk of Loss

     Lessee shall bear the entire risk of loss of any Equipment from any and every cause whatsoever whether or not insured. In the event of actual or constructive total loss or destruction of any Equipment or damage thereto beyond economic repair during the Lease Term of a Lease, or the loss of possession of any Equipment for more than thirty (30) days for any reason, including but not limited to seizure, requisition, theft, disappearance or otherwise, Lessee will immediately notify Lessor thereof. In the event of such loss, damage or loss of possession, or if Lessee fails to redeliver any Equipment in accordance with the terms hereof, Lessee will pay Lessor upon demand the Agreed Value of such Equipment as specified in the Lease in full discharge and satisfaction of Lessee's liability for such loss or destruction, together with all other payments owing under the Lease through such date, and the Lease will terminate upon payment of such amount. Upon compliance by Lessee with the terms hereof, and provided no Event of Default shall have occurred and then be continuing, Lessor shall pay to Lessee any insurance proceeds theretofore or thereafter received by Lessor in respect of such Equipment.


10.  No Abatement or Set Off

     Each Lease is a net lease. Lessee's obligation to pay all charges provided for herein is absolute and unconditional, and Lessee will not be entitled to any abatement, reduction of or set off against rents or other payments due Lessor under any circumstances or for any reason whatsoever.


11.  Release and Indemnity

     (a) LESSEE HEREBY RELEASES AND AGREES TO INDEMNIFY, DEFEND AND HOLD LESSOR, LESSOR'S LENDER AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS HARMLESS FROM AND AGAINST ANY AND ALL LIABILITIES, CLAIMS, DEMANDS, SUITS, DAMAGES AND LOSSES (INCLUDING WITHOUT LIMITATION ALL REASONABLE ATTORNEY'S FEES, COSTS AND EXPENSES IN CONNECTION THEREWITH OR INCIDENT THERETO), FOR DEATHS OF OR INJURIES TO ANY PERSONS WHOMSOEVER (INCLUDING WITHOUT LIMITATION LESSEE'S EMPLOYEES), AND FOR LOSS OF OR DAMAGE TO OR DELAY IN THE DELIVERY OF ANY PROPERTY WHATSOEVER (INCLUDING WITHOUT LIMITATION ANY AIRCRAFT ON WHICH ANY ENGINE MAY BE INSTALLED AND LOSS OF USE THEREOF), IN ANY MANNER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE DELIVERY, OWNERSHIP (INCLUDING WARRANTY, PRODUCT LIABILITY AND STRICT LIABILITY IN TORT BY VIRTUE OF OWNERSHIP) LEASING, STORAGE, TRANSPORTING, INSTALLATION, OPERATION, MAINTENANCE OR USE OF ANY EQUIPMENT WHILE UNDER LEASE, OR THE ATTACHMENT OR DETACHMENT OF ANY EQUIPMENT IN CONNECTION WITH THE DELIVERY OR REDELIVERY OF ANY SUCH EQUIPMENT HEREUNDER, REGARDLESS OF NEGLIGENCE, ACTIVE, PASSIVE OR ANY OTHER TYPE, OF LESSOR, LESSOR'S LENDER AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS; PROVIDED THE FOREGOING INDEMNIFICATION WILL NOT APPLY TO ANY CLAIM OR LIABILITY RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF LESSOR, LESSOR'S LENDER AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES OR AGENTS.

     (b) IN NO EVENT WILL LESSOR BE LIABLE FOR ANY REASON FOR SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, SUCH AS LOST REVENUES, LOST PROFITS OR LOSS OF PROSPECTIVE ECONOMIC ADVANTAGE, RESULTING FROM ANY PERFORMANCE OR FAILURE TO PERFORM UNDER THIS AGREEMENT.


12.  Warranty; Disclaimer

     (a) Lessor warrants it will have good title to the Equipment at the time of delivery to Lessee and that Lessor has the right to lease such Equipment.

     (b) The Equipment is leased and accepted by Lessee in "AS IS" condition and with all faults. Lessor makes no warranties whatsoever with respect to any Equipment, express or implied, except the warranties appearing in Section 12(a) above.

     (c) THE WARRANTIES SET FORTH IN THIS SECTION 12 AND THE OBLIGATIONS AND LIABILITIES OF LESSOR THEREUNDER, ARE EXPRESSLY IN

LIEU OF, AND LESSEE HEREBY WAIVES AND RELEASES LESSOR FROM, ANY AND ALL OTHER WARRANTIES, AGREEMENTS, GUARANTEES, CONDITIONS, DUTIES, OBLIGATIONS, REMEDIES OR LIABILITIES, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING WITHOUT LIMITATION ANY WARRANTY OF MERCHANTABILITY AND FITNESS FOR INTENDED USE, WITH RESPECT TO ANY EQUIPMENT LEASED HEREUNDER OR LESSOR'S PERFORMANCE HEREUNDER. NO AGREEMENT OR UNDERSTANDING VARYING, ALTERING OR EXTENDING LESSOR'S LIABILITY WILL BE BINDING ON LESSOR UNLESS IN WRITING AND SIGNED BY LESSEE'S AND LESSOR'S DULY AUTHORIZED OFFICER OR REPRESENTATIVE.

     (d) Provided Lessee is not in default under the Lease, Lessor hereby assigns to Lessee, for the duration of the Lease Term, any and all assignable warranties of manufacturers, maintenance facilities and overhaul agencies, of and for the Equipment, as such warranties may be extended from time to time. During the Lease Term Lessee shall, at Lessee's expense, take reasonable steps to enforce the rights arising under any warranties of manufacturers, maintenance facilities and overhaul agencies applicable to the Equipment and assigned to Lessor.


13.  Inspection

     During the Lease Term, Lessee will permit any person designated by Lessor, or Lessor's Lender, in writing to visit and inspect the Equipment, work performed on the Equipment by Lessee, and the records maintained in connection therewith, and to make copies of such records all at such reasonable times and as often as Lessor or Lessor's Lender may reasonably request, provided that such inspection does not unreasonably disrupt or interfere with the Lessee's day to day operation of the Equipment.


14.  Insurance

     (a) Lessee will procure from a third party rated a Best A insurer and maintain in full force and effect at all times during the term of each Lease policies of insurance of the type and in the minimum amounts stated below and with companies acceptable to Lessor and Lessor's Lender and under terms reasonably satisfactory to Lessor and Lessor's Lender:

          (i) Comprehensive Airline Liability Insurance with an aggregate limit of not less than Five Hundred Million Dollars ($500,000,000) per occurrence, naming Lessor and Lessor's Lender and their respective directors, officers, agents and employees as additional insureds. Such policy will expressly cover the obligations assumed by Lessee in Section 11 above.

          (ii) Aircraft hull insurance covering all risks, ground and flight, to the Equipment in a minimum amount not less than the Agreed Value stated in the Lease for such Equipment. Such policy will include Lessor and Lessor's Lender as additional insureds as their interests may appear and shall name Lessor's Lender as sole loss payee.

          (iii) All risk spares insurance, including in transit coverage, on the Equipment covering any damage which may occur while in Lessee's care, custody and control but not then attached to an aircraft in a minimum amount not less than the Agreed Value stated in the Lease for such Equipment. Such policy will include Lessor and Lessor's Lender as additional insureds as their interests may appear and shall name Lessor's Lender as sole loss payee.

     (b) All insurance coverage listed in Section 14(a) above will include war risk, hijack and confiscation coverage and, if requested by Lessor or Lessor's Lender, political risk coverage, in amounts requested by Lessor or Lessor's Lender.

     (c) All policies will provide that all insurance carriers, including the hull insurance carrier for the aircraft on which any Engine may be installed, waive any and all rights of subrogation that such carriers may or could have against Lessor, Lessor's Lender and their respective directors, officers, agents and employees by virtue of such insurance contracts.

     (d) Any deductibles in the insurance coverage described in this Section 14 are the sole responsibility of Lessee and will be paid to the designated loss payee of such insurance.

     (e) All of the policies of insurance required of Lessee will include breach of warranty protection in favor of Lessor and Lessor's Lender.

     (f) All policies required of Lessee will provide that such insurance will be primary insurance and that any other insurance of Lessor and Lessor's Lender will be secondary or excess insurance.

     (g) All policies will provide that Lessor and Lessor's Lender will be given thirty (30) days prior written notice by the insurers of policy cancellation or material change thereof except for coverages in Section 14(b) which will require seven (7) days prior written notice.

     (h) Lessee will provide Lessor and Lessor's Lender with certificates of insurance satisfactory to Lessor and Lessor's Lender evidencing the above coverage in accordance with Section 3(c).

     (i) All losses will be adjusted with Lessor and the Lessor's Lender, as the case may be, and Lessee.

     (j) Lessee's deductibles for any insurance required under Section 14(a) above shall not exceed $250,000.

     (k) All policies will include (i) a severability of interest clause, (ii) waiver of set-off or counterclaim, and (iii) Lessor's Lender's right, but not obligation, to pay premiums and be accompanied by a broker's letter of undertaking.


15.  Title to Equipment

     Title to Equipment will remain in Lessor at all times. Lessee will not permit any lien, claim, mortgage or encumbrance ("Liens"), except Liens arising by or through Lessor ("Lessor's Liens"), to attach to any Equipment. Lessee will indemnify Lessor and Lessor's Lender for any damage suffered by Lessor or Lessor's Lender, including costs and expenses incident thereto, occurring as a result of any Liens not permitted hereunder. Lessee's rights will be solely those of a lessee and nothing contained herein is intended or will be interpreted as granting to Lessee any other right, title or interest in or to any Equipment, whether legal or equitable. Lessee will attach to each Engine a placard stating:

     "THIS ENGINE IS OWNED BY TERANDON LEASING CORPORATION AND IS SUBJECT TO A FIRST PRIORITY SECURITY INTEREST IN FAVOR OF MARINE MIDLAND BANK"

Lessee will assure that said placard remains affixed to each Engine at all times during the Lease Term.


16.  Taxes

     The charges set forth herein and in each Lease, including the Monthly Rent, Transaction Fee and Use Fee, are exclusive of any duties, charges, imposts or sale, use, ad valorem, excise, transfer, gross receipts, withholding taxes, or any other taxes or charges, (including interest, penalties or additions to tax in respect thereto) which may be imposed by any governmental jurisdiction or taxing authority, in connection with the lease, ownership, operation, possession or use of any Equipment, or upon the rentals, receipts or earnings arising therefrom (collectively, "Taxes"). Lessee will pay, and will indemnify, defend and hold Lessor and Lessor's Lender harmless on a net after tax basis from and against any and all Taxes of whatever kind or nature, including costs or expenses incurred in connection therewith, which may be assessed against, chargeable to or collectible from any of Lessee, Lessor's Lender or Lessor by any governmental jurisdiction or taxing authority, foreign, federal, state or local, and which are based upon, levied or assessed with respect to the lease of any Equipment or the operation, possession, purchase, ownership, delivery, or use of such Equipment while under any Lease, or upon the rentals, receipts or earnings arising therefrom, except Taxes based on the net income of Lessor that are imposed by the United States of America or any state or local government or taxing authority in any state of the United States in which Lessor is subject to tax as a result of business or transactions unrelated to the transactions contemplated by this GTA and any Lease. Upon demand to Lessor or Lessor's Lender by any governmental jurisdiction or taxing authority for payment of any Tax reimbursable hereunder, Lessor or Lessor's Lender will as soon as reasonably possible notify Lessee and if Lessor or Lessor's Lender pays such Tax, Lessor or Lessor's Lender will invoice Lessee for the amount of such Tax paid by Lessor or Lessor's Lender together with an amount, if any, necessary to cause the net after tax return of Lessor or Lessor's Lender to be the same as would have been the case if such Tax had not been assessed, and Lessee will immediately reimburse Lessor or Lessor's Lender for such amount(s).


17.  Subleases; Assignment

     Lessee may not assign this GTA or any Lease in whole or in part, sublease any Equipment or otherwise relinquish possession thereof to anyone other than Lessor or Lessor's Lender, as the case may be, for any purpose except with the prior written consent of Lessor and Lessor's Lender; and any such attempted assignment or sublease will be null and void.


18.  Return of Equipment

     (a) At the time the Equipment is returned to Lessor, the Equipment shall have all due maintenance completed in accordance with the Lessee's FAA approved maintenance program, and shall be in at least the same condition as when delivered to Lessee, ordinary wear and tear excepted.

     (b) At the time the Equipment is returned to Lessor, the time remaining on the Engine, in hours and cycles, to the next shop visit for engine heavy maintenance shall be not less than one half the hours and cycles accumulated between such shop visits. The interval for this calculation will be based upon the Lessee's mean time between scheduled shop visits for engine heavy maintenance of the Engine, as determined at the conclusion of the Lease Term. In addition, in no event shall any life-limited component have less than 3,000 cycles remaining at the time the Engine is returned to Lessor.

     (c) Upon return of the Equipment, Lessee shall make a payment to Lessor to compensate Lessor for any difference between the condition of the Equipment on the Delivery Date and the condition of the Equipment at the time of return. With respect to the Engine, Lessee shall compensate Lessor if the number of hours and cycles on the Engine since the most recent shop visit for engine heavy maintenance at the time of return is more than the number of such hours and cycles on the Engine on the Delivery Date. The per-hour and per-cycle charge payable to Lessor in respect of such difference shall be the shop visit cost estimated by an FAA approved overhaul facility (acceptable to Lessor) for engine heavy maintenance of the Engine at the time of redelivery divided by the mean time (in hours and cycles) between scheduled shop visits for engine heavy maintenance as set forth in (b) above, but excluding costs for life-limited parts. In addition, Lessee shall compensate Lessor at the conclusion of the Lease Term for life used on life-limited parts during the Lease Term, as determined by the difference between the disk sheets for the Engine on the Delivery Date and the disk sheets for the Engine at the time of return. The amount of such compensation shall be calculated by reference to the applicable manufacturer's parts price catalogue current at the time of redelivery.

     (d) Lessee will perform or cause to be performed on each Engine immediately prior to its return to Lessor, at Lessee's sole expense, a full (compressor and turbine section) videotaped borescope inspection and a full performance test cell run. If the borescope inspection or test cell run identifies an Engine defect, Lessee will immediately notify Lessor of the findings and repair the same at Lessee's sole expense, except for the expense of work required for EGT margin deterioration or replacement or restoration of parts as defined in
Section 6(c) of this GTA for which Use Fees may be used by the Lessee.

     (e) Upon expiration of the Lease Term or other termination of a Lease, Lessee will return the leased Equipment. at Lessee's cost, free of all Liens other than Lessor's Liens to the delivery location described in the applicable Lease or, at Lessor's option, to such other location in the continental U.S. serviced by Lessee as Lessor may designate.

     (f) In addition to any other requirements of this GTA, upon return of the Equipment to Lessor, the Lessee will have affixed to the Engine a current serviceable tag pursuant to U.S. FAA requirements and issued by an authorized U.S. domestic FAA facility together with a completed FAA form 337 marked approved for return to service.

     (g) Prior to returning the Equipment to Lessor, Lessee will prepare each Engine for shipment by (i) capping and plugging all openings of the Engine; (ii) preserving the Engine for ninety (90) days or more storage; (iii) completely sealing the Engine with heavy gauge vinyl plastic; and (iv) otherwise preparing the Engine for shipment in accordance with the manufacturer's specifications/recommendations. Any trucks used for shipment of the Engine will be equipped with air ride or air cushion trailers. On any given shipment, such truck will be dedicated to Engines belonging solely to Lessor; except that additional items may be transported on the truck, provided that (A) the Engine may be offloaded at the redelivery location without disturbing any of the additional items and (B) Lessor will not handle or reposition any of the additional items on the truck.

     (h) Lessee agrees that, at the request of Lessor and at no cost to Lessor, Lessee shall store and insure the Equipment as required in Section 14 hereof for up to 60 days following the termination of the Lease.

     (i) If the Engine is a JT9D that has been operating during the Lease Term, Lessee will return such Engine with at least fifty (50) cycles remaining until the next Diffuser Case Rear Rail Inspection (AD# 86-11-04, SB5591-R4, as amended).

     (j) In the event any Equipment is not returned to Lessor as required by this Section 18 or at the time and location required by the relevant Lease, in addition to all other rights and remedies available to Lessor, Lessor may deem the Lease Term extended as to such Equipment, and Monthly Rent and Use Fees shall continue to be payable as set forth in Section 4 until such Equipment is returned in the condition required by this Section 18 and pursuant to all other terms and conditions of the relevant Lease.


19.  Events of Default; Remedies

     (a) Event of Default. The occurrence of any of the following events shall constitute an Event of Default and material breach of this GTA and all Leases hereunder by Lessee (whether such events shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

         (i) If Lessee shall fail to make any payment due hereunder in the manner provided herein within five (5) days after the date when such payment is due;

         (ii) If Lessee shall fail to carry and maintain insurance on or in respect of any Engine in accordance with the provisions of
               Section 14 hereof or shall operate any Engine without such insurance being in full force and effect with regard to such operations;

         (iii) If Lessee shall fail to observe or perform any of its other obligations hereunder and in any Lease shall fail to cure the same within ten (10) days after written notice thereof from Lessor;

         (iv) If any representation or warranty of Lessee herein or in any document or certificate furnished to Lessor in connection herewith shall be incorrect in any material respect;

         (v) If Lessee either temporarily or permanently discontinues business or sells or otherwise disposes of all or substantially all of its assets or if Lessee voluntarily suspends all or substantially all of its commercial airline operations or the franchises, concessions, permits, rights or privileges required for the conduct of the business and operations of Lessee are revoked, canceled or otherwise terminated or the free and continued use and exercise thereof curtailed or prevented, and as a result thereof the preponderant business activity of Lessee ceases to be that of a commercial airline or Lessee no longer is an air carrier operating under a certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the United States Code.

        (vi) If Lessee shall (A) be insolvent, (B) be generally not paying its debts (trade or other) as they become due, (C) file, or consent by answer or otherwise to the filing against it of, a petition of relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, (D) make an assignment of the benefit of its creditors, (E) consent to the appointment of a custodian, receiver, trustee or other officer with similar powers of itself or of any substantial part of its property or (F) take corporate action for the purpose of any of the foregoing;

        (vii) If a court or governmental authority of competent jurisdiction shall enter an order appointing, without the consent of Lessee, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of Lessee, or if any such petition shall be filed against Lessee and such petition shall not be dismissed within thirty (30) days; or

          (viii) If a final judgment for the payment of money in excess of $100,000 shall be rendered against Lessee by any court or courts of competent jurisdiction (which judgment or judgments shall be rendered by a court or courts in the United States of America or in jurisdictions whose judgments are recognized by courts in the United States of America) and the same shall remain undischarged for a period of thirty (30) days during which execution of such judgment shall not be effectively stayed, or an attachment or attachments or other Lien or Liens shall be issued or entered against any of the property of Lessee, for an amount in excess of $100,000 and shall remain undischarged or unbonded for thirty (30) days.

     (b) Upon the occurrence of any Event of Default and at any time thereafter so long as the same shall be continuing Lessor may, at its option, declare this GTA and any Leases hereunder to be in Default; and at any time thereafter, so long as Lessee shall not have remedied all continuing Events of Default, Lessor may in its sole discretion elect to do one or more of the following with respect to the Equipment, to the extent permitted by, and subject to compliance with any mandatory requirements of, applicable law then in effect:

          (i) Lessor may do anything for Lessee's account; including, but not limited to, the right to apply advance payments made by the Lessee hereunder, to discharge the obligations of the Lessee hereunder, that may reasonably be required to cure any Event of Default and recover from Lessee all reasonable costs, including reasonable attorneys' fees, incurred in so doing, plus interest thereon, as calculated in Section 4(f);

          (ii) Lessor may proceed by appropriate court action or actions to enforce performance by Lessee of this GTA and any Leases hereunder or to recover damages for the breach hereof and thereof;

          (iii)   Lessor may:

                  (A)  Terminate any and all Leases between Lessor and Lessee;

                  (B) Demand that Lessee, and Lessee shall upon such demand, return any Equipment promptly to Lessor free of any claims or rights of Lessee in the manner and condition required by, and otherwise in accordance with, all the provisions of Section 18 as if such Equipment were being returned at the end of the Lease Term; or Lessor, at its option, may enter upon the premises where such Equipment is located and take immediate possession of and remove the same by summary proceedings or otherwise free of any claims or rights of Lessee, all without liability to Lessor for or by reason of such entry or taking of possession or removal, whether for the restoration of damage to property caused by such taking or otherwise, and Lessee shall be responsible for any costs associated with restoring such Equipment to the condition required by, and in accordance with all the provisions of,
                     Section 18 as if such Equipment were being returned at the end of the Lease Term;

                (C) Sell any Equipment at public or private sale, as Lessor may determine, and at which Lessor may bid for and purchase the same, free of any rights of Lessee and without any duty to account to Lessee with respect to such sale or for the proceeds thereof (except to the extent required by Section 19(c) below if Lessor elects to exercise its rights under said Section), in which event Lessee's obligation to pay Monthly Rent in respect of such Equipment accruing after the date of such sale shall terminate; or

                (D) Hold, keep idle or lease any Equipment to others, as Lessor in its sole discretion may determine, free of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect thereto, except that Lessee's obligation to pay Monthly Rent in respect of such Equipment or part thereof accruing after Lessee shall have been deprived of possession of such Equipment or part thereof pursuant to this Section 19 shall be reduced as provided in Section 19
                     (c) below if Lessor elects to exercise its rights under said Section in respect of the leasing of such Equipment to any person other than Lessee.

     (c) Lease or Sale. Lessor, at its option, in addition to all other rights it may have as herein set forth and all other rights granted to it in law or in equity, may after an Event of Default by Lessee hereunder and upon notice to
Lessee:

         (i) lease any Equipment to any third party upon such terms and conditions as Lessor determines are reasonable at the time and apply the rental therefrom to the amounts due to Lessor as provided herein; or

         (ii) sell any Equipment, or any part thereof, to the highest bidder at public auction or at an arms-length private sale, at a price which Lessor shall reasonably determine is its fair market value.

     The total proceeds of any such lease or sale shall be retained by Lessor to the exclusion of Lessee; provided, however, that the rental payments actually received by Lessor in respect thereof, to the extent such actually received rental payments and in respect of a lease charging rental payments in excess of Monthly Rentals provided herein, only that portion of such rental payments as equal the Monthly Rental are attributable to the unexpired portion of the Lease related to such Equipment (calculated from the date of such lease or sale to the last day of the Lease Term), less Lessor's reasonable expenses incurred in connection therewith, including all reasonable attorney's fees and expenses, shall be applied to the total amount due to Lessor under this GTA and such Lease, and Lessee shall pay to Lessor immediately any deficiency. For purposes hereof, the amounts from such sale or lease, prior to the deduction of expenses, applicable by Lessor to Lessee's account shall be calculated as:

          (A) in the case of any lease, the lesser of (x) the Monthly Rent times the number of months remaining in the Lease, and (y) the monthly rent actually received under such lease times the number of months remaining in the Lease; and

          (B) in the case of any sale, the lesser of (p) the Monthly Rent times the number of months remaining in the Lease and (q) the sales price divided by the remaining life (in days) of the Equipment, times the number of days remaining in the Lease.

     (d) Other Elections. On the date on which Lessor shall become entitled to repossession of any Equipment, Lessor, in addition to all other remedies herein provided, may declare all sums and all performances due under this GTA to be due and payable and may institute such action or judicial proceedings as Lessor in its sole election shall determine. All Monthly Rent under this GTA which would have accrued from the date of such Event of Default through expiration of the Lease Term, discounted at the rate of 8% per annum, and any and all costs or expenses incurred by Lessor in enforcing any of the terms and provisions herein contained, including without limitation all reasonable attorneys' fees and expenses incurred by Lessor in the enforcement and/or interpretation of any of the terms and provisions herein contained, shall be then all due, payable and performable by Lessee and, from the date of such Event of Default until paid, shall earn interest at the rate of 18% per annum.

     (e) Remedies Cumulative. Each and every power and remedy hereby specifically given to Lessor shall be in addition to every other power and remedy specifically so given or now or hereafter existing at law or in equity, and each and every power and remedy may be exercised from time to time individually or simultaneously and as often and in such order as may be deemed expedient by Lessor. All such powers and remedies shall be cumulative and the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of Lessor in the exercise of any such power or remedy and no renewal or extension of any payments due hereunder shall impair any such power or remedy or shall be construed to be a waiver of any Default or any acquiescence therein. In the event that Lessor or Lessee shall bring any suit to enforce any of its rights hereunder, then in such suit, the prevailing party may recover reasonable expenses, and the amount thereof shall be included in such judgment to the extent permitted by law.

     (f) Lessor's Waiver Election. Lessor may at its election waive any Event of Default and its consequences and rescind and annul any notice of termination of this GTA or any Lease by notice to Lessee in writing to that effect, and thereupon the respective rights of the parties shall be as they would have been if no Event of Default had occurred and no such notice had been given. Notwithstanding the provisions of this Section 19, it is expressly understood and agreed by Lessee that no waiver, rescission or annulment shall extend to or affect any other or subsequent Default or impair any rights or remedies of Lessor consequent thereon and that time is of the essence with regard to Lessee's obligations under this GTA and any Leases hereunder.

     (g) Section 1110. Lessee represents and warrants that it is, on the date of execution of this GTA, and shall continue to be during the term of this GTA and each Lease, (i) a citizen of the United States as defined in Section 40102 of Title 49 of the United States Code ("Code"), (ii) an air carrier operating under a certificate issued by the Secretary of Transportation pursuant to Chapter 447 of Title 49 of the Code, and
(iii) shall be in satisfaction of all other threshold requirements applicable to Lessee as a "debtor" under Section 1110 of Title 11 of the Code, ("Section 1110") or any superseding statutes, as the same may be amended from time to time. Lessor and Lessee agree that each Lease is to be treated as lease for United States federal income tax purposes and to the extent permitted by law, Lessee hereby agrees, in accordance with Section 1110 or any superseding statutes, as amended from time to time, that the title of Lessor to the Equipment and any right of Lessor, or Lessor's Lender, as the case may be, to take possession of such Equipment in compliance with the provisions of this GTA will not be affected by the provisions of Section 362, 363 or 1129 of such Title 11, or other analogous part of any superseding statutes, as amended from time to time.


20.  Lessor's Lender

     (a) Lessee acknowledges that Lessor will assign each Lease to Lessor's Lender and grant a first priority security interest in all Equipment to Lessor's Lender as security for a loan made by Lessor's Lender to Lessor pursuant to the Assignment and Consent to Assignment of Lease, in the form attached hereto as Exhibit C. Lessee specifically consents to such assignment and agrees that Lessor's Lender shall be entitled to all the benefits of, but shall not be deemed to have assumed any of Lessor's obligations under, any Lease.

     (b) Lessee, until further advised by Lessor's Lender, shall remit all payments in respect of Monthly Rent, and all other payments due under each Lease, except Use Fees, Security Deposits, Transaction Fees and payments for the account of Lessor made pursuant to Sections 11 and 14(a)(i) hereof, by wire without offset, deduction or abatement for any reason whatsoever to:

                     ABA #:           121 000 248
                     Bank:            Wells Fargo Bank
                                      San Francisco, CA
                     Account #:       6001-945518
                     Acct Name:       Terandon Leasing Corporation
                                      Monthly Rent Account

Provided, however, that upon written notice sent by Lessor's Lender to Lessee certifying that an Event of Default has occurred under the loan facility between Lessor and Lessor's Lender, the Lessee shall remit all payments specified above directly to Lessor's Lender, all without offset, deduction or abatement for any reason whatsoever, at:

                     Marine Midland Bank
                     One Marine Midland Center
                     Buffalo, New York 14203
                     ABA #:           021-001-088
                     Account Name:    Marine Midland Bank
                     Account #:       750-16718-1
                     Attention:       Ms. Amy McThomas

Use Fees and Security Deposits, if any, due under the Lease shall be remitted without offset, deduction or abatement for any reason whatsoever to:

                     ABA #:           021 001 088
                     Bank:            Marine Midland Bank
                                      Buffalo, NY
                     Account #:       750-460512
                     Acct Name        Terandon Leasing Corporation
                                      Maintenance Reserve Deposit Account

Payments, if any, for the account of Lessor's Lender made pursuant to Section 11 and 14 hereof, shall be remitted, without offset, deduction of abatement for any reason whatsoever to:

                     Marine Midland Bank
                     One Marine Midland Center
                     Buffalo, New York 14203
                     ABA #:           021-001-088
                     Account Name:    Marine Midland Bank
                     Account #:       750-16718-1
                     Attention:       Ms. Amy McThomas

Transaction Fees and payments for the account of Lessor made pursuant to Sections 11 and 14(a)(i) hereof shall be remitted, without offset, deduction or abatement for any reason whatsoever, to:

                     ABA #:           121 000 248
                     Bank:            Wells Fargo Bank
                                      525 Miller Avenue
                                      Mill Valley, CA
                     Account #        0524-026143
                     Acct Name:       Terandon Leasing Corporation

     (c) As and when requested by Lessor, Lessee shall execute and deliver to Lessor's Lender such documents as are usual and customary, including but not limited to an opinion of Lessee's counsel addressed to Lessor and Lessor's Lender as to the validity and enforceability of each Lease and an Assignment of Lease and Lessee's Acknowledgment of and consent to Assignment of Lease in form and substance acceptable to Lessor's Lender.


21.  Notices

     All notices or requests given in connection with this GTA or any Lease will be given in writing and sent prepaid by certified mail, return receipt requested, telegram, teletype, telex, cable or facsimile transmission to the person at the address listed below unless either party notifies the other party of a different address.

           Lessor:              Terandon Leasing Corporation
                                180 Harbor Drive, Suite 200
                                Sausalito, CA 94965
                                Attn:  Charles F. Willis
                                Telefax No.:  (415) 331-0607

           Lessee:              Frontier Airlines, Inc.
                                12015 East 46th Avenue
                                Denver, CO 80239
                                Attn:  Rolan Meese
                                Telefax No.:  (303) 371-7007

           Lessor's Lender:     Marine Midland Bank
                                One Marine Midland Center
                                15th Floor
                                Buffalo, NY 14203
                                Attn:  Credit Risk Management
                                Telefax No:  716 841 2707


22.  Recording

     Lessor intends to record this GTA and all Leases with the Department of Transportation, Federal Aviation Administration, FAA Engine Registry, Oklahoma City, Oklahoma, or such other similar authority in each jurisdiction applicable to this GTA and any Lease, the costs of which including the costs for any required translation thereof shall be borne by Lessee. Upon the termination of this GTA or any Lease for any reason whatsoever, each of the parties will execute and deliver to the other party promptly such documents as the other party may reasonably request in order to file a termination of this GTA or any Lease with the FAA or other authority. Lessee hereby appoints Lessor as its attorney-in-fact for the sole purposes of executing all such termination documents.


23.  Brokers/Finders

     Lessor and Lessee each represents to the other that there are and will be no third parties involved as brokers or finders with respect to this GTA or any Leases entered into for any Equipment, and each party agrees to indemnify and hold harmless the other from liability for fees, commissions or other claims of any intermediary arising as a result of actions of the indemnifying party.


24.  Miscellaneous

     (a) This GTA and each Lease entered into hereunder contain the entire understanding of the parties with respect to the leasing of Equipment and no warranties, representations or undertakings have been made by either party except as expressly set forth in this GTA and the respective Lease(s) entered into hereunder.

     (b) This GTA has been negotiated between the parties, each party having had the benefit of legal counsel. The construction or interpretation of any clause or provision of this GTA or any Lease will not be construed or resolved against Lessor solely because Lessor drafted any such clause or provision or otherwise prepared or caused the GTA or Lease documents to be drafted.

     (c) This GTA and any Lease may not be amended, changed, waived or terminated in whole or in part orally, but only by an express instrument in writing signed by the party against which the enforcement of the change, waiver or termination is sought and with the prior consent of Lessor's Lender.

     (d) This GTA will be binding upon and inure to the benefit of the respective permitted successors and assigns of the parties.

     (e) This GTA may be executed in counterparts. Such counterpart documents, when taken together, will constitute one and the same instrument. Each Lease shall be executed in at least five (5) serially numbered counterparts, only counterpart 1 of which shall be deemed chattel paper for financing purposes and shall be so marked.


25.  Applicable Law

     This GTA and all Leases will be deemed to have been entered into and performed in the State of California and will be construed in accordance with the laws of the State of California, without regard to any conflict of laws or rules which might result in the application of the law of another jurisdiction.


26.  Jurisdiction and Venue

     The parties (i) agree that any state or federal court located in San Francisco, California shall have exclusive jurisdiction to hear any suit, action or proceeding arising out of or in connection with this GTA or any Lease, and consent and submit to the exclusive jurisdiction of any such court in any such suit, action or proceeding and (ii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, to the extent permitted by applicable law, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper, or that this GTA or any Lease or the subject matter of any thereof or any of the transactions contemplated hereby or thereby may not be enforced in or by such courts.

     Service of process may be made against a party either in person, wherever such party may be found, or by notice as permitted herein to the address of the party or its agent, if any, for service of process set forth in this GTA. Lessee specifically appoints The Prentice-Hall Corporation Systems, Inc., 2730 Gateway Oaks Drive, Suite 100, Sacramento, California 95833, as Lessee's agent to receive service of process in any such action or proceeding.

     To the extent that the Lessee may now or hereafter be entitled, in any jurisdiction, to claim for itself or its property, immunity from suit, legal action or other proceeding, for the jurisdiction of any court, from service of legal process judgment or otherwise) or other legal process or order and, to the extent that in any such jurisdiction there may now or hereafter be attributed to itself or its property any such immunity (whether or not claimed), the Lessee hereby irrevocably and unconditionally waives such immunity to the fullest extent permitted by applicable law of such jurisdiction.


27.  Quiet Enjoyment

     So long as no Event of Default hereunder or under any Lease shall have occurred and be continuing, Lessee shall have the peaceful and quiet enjoyment of all Equipment free from all claims or interference of Lessor or anyone claiming by, through or under Lessor.
28.  Financial Statements

     During the Base Term, or any Renewal Term of any Lease, Lessee shall regularly provide Lessor with its quarterly financial statements within sixty
(60) days of the end of each quarter and its audited annual financial statements within ninety (90) days after the close of the Lessee's fiscal year.


     IN WITNESS WHEREOF, the parties have executed this General Terms Engine Lease Agreement as of the day and year first above written.


TERANDON LEASING                    FRONTIER AIRLINES, INC.
CORPORATION

By:     __________________          By:     ____________________________

Name:   Lynn Mailliard              Name:   ____________________________

Title:  Corporate Secretary         Title:  ____________________________

                                   EXHIBIT A

                                      to

                     GENERAL TERMS ENGINE LEASE AGREEMENT



COUNTERPART NO. ____ OF ____SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER UNDER THE UCC, NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.


                        Aircraft Engine Lease Agreement
                        -------------------------------


     This Aircraft Engine Lease Agreement ("Lease") made and entered into as of August 15, 1996 by and between TERANDON LEASING CORPORATION ("Lessor") and FRONTIER AIRLINES, INC. ("Lessee").


                             W I T N E S S E T H :


ARTICLE I      Agreement to Lease

               Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the Equipment described in ARTICLE IV herein, subject to the terms and provisions of this Lease. This Lease is entered into pursuant to, and by this reference incorporates all the terms and conditions of, the General Terms Engine Lease Agreement dated as of August 15, 1996 (the "GTA") between Lessor and Lessee. Capitalized terms used but not defined herein shall have the respective meanings given such terms in the GTA.


ARTICLE II     Lease Term

               The term of this Lease will be          *          (the "Delivery
                                              ------------------
Date"), and ending on      *      ("Base Lease Term") subject to the Renewal
                      -----------
Options set forth in Section X hereof.

ARTICLE III    Delivery/Redelivery Locations

The Equipment will be delivered to Lessee FOB Denver, Colorado and upon termination of the Lease, the Equipment will be redelivered to Lessor FOB a location in the Continental United States selected by Lessor.


ARTICLE IV        Equipment

Engine    Engine  Engine      Total Time  Total Cycles  Engine Stand
Make      Model   Serial No.  Since New   Since New     Serial No.

CFM       56-3B2  721397      13,104        7,922          AA1

               Equipment includes, together with the Engine and Engine Stand listed above, (i) a QEC unit consisting of all components set forth in Appendix A hereto, (ii) all Engine parts and attachments, and (iii) all Engine records in the possession of Lessor requested by Lessee and all Engine records generated by Lessee during the Lease Term.

               The Engine described above is rated in excess of 750 horsepower.


ARTICLE V      Agreed Value of Equipment: *

ARTICLE VI     Lease Payments:

     Transaction    Monthly
       Fee           Rent        Use Fee
       ---           ----        -------
        *             *             *

ARTICLE VII    Estimated Daily Flight Hours:  10



ARTICLE VIII  Payments Due On Delivery:


Security         Advance     Prorated  Transaction       Advance       Total
Deposit      Monthly Rent      Rent       Fee           Use Fee      Payment
-------      ------------      ----    -----------      -------      -------
   *              *             *           *              *            *

(* Less  *   deposit already received - total due at delivery is  *   )


ARTICLE IX     Maintenance Costs

               Lessee to be responsible for equipment maintenance and repair costs in accordance with Section 6 of the GTA.


Mandatory Change Costs
----------------------

     Notwithstanding the terms of Section 6(e) of the GTA, Mandatory Change costs with respect to the Equipment shall be shared as follows:

     Lessee shall be responsible for the first * of the cost of a Mandatory Change required to be made during the Base Lease Term and which Mandatory Change is completed during the Base Term or within ninety (90) days thereafter. Mandatory Change costs in excess of * shall be shared by Lessor and Lessee depending on the year of Mandatory Change completion on the following basis:

               Base Term    Lessor/Lessee
                  Year           Cost Sharing
                  ----           ------------
                   *                   *

     Airworthiness Directives required to be completed, based on hours and cycles, and due after the lease termination date, will be calculated on the previous six (6) months' average of hours and cycles.


ARTICLE X      Renewal Options

     Provided Lessor and Lessee first agree as to the rental to apply for the applicable Renewal Term, upon 180 days prior written notice, and provided no Event of Default has occurred and is continuing under the Lease, Lessee may renew the Lease for *

 .


ARTICLE XI     Security Deposit

     As a condition to delivery of the Equipment, Lessee shall pay to Lessor's Lender on the Delivery Date and shall maintain at all times during the Lease Term, as security for this Lease, a security deposit (the "Security Deposit") in the amount of U.S. * .

Lessee shall not be entitled to any interest on the Security Deposit. Provided no Event of Default shall have occurred and be continuing, Lessor shall return the Security Deposit to Lessee upon the return of the Equipment to lessor in the condition required by, and otherwise in accordance with all the return provisions of, this Lease. Lessor shall not be required to apply the Security Deposit to cure any Event of Default under this Lease.


     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.


TERANDON LEASING                    FRONTIER AIRLINES, INC.
CORPORATION

By:     __________________          By:      _____________________________

Name:   Lynn Mailliard              Name:    _____________________________

Title:  Corporate Secretary         Title:   _____________________________

                                  EXHIBIT B

                                      to

                     GENERAL TERMS ENGINE LEASE AGREEMENT

                          Equipment Delivery Receipt



  FROM:  FRONTIER AIRLINES, INC.

  TO:    TERANDON LEASING CORPORATION


  The undersigned hereby acknowledges that on this ____ day of ________, 1996, Terandon Leasing Corporation ("Lessor") delivered to Frontier Airlines, Inc. ("Lessee") that certain CFM56-3B2 Engine, Manufacturer's Serial No. 721397 (the "Engine"), and Engine Stand, Manufacturer's Serial No. AA1 (the
  "Engine Stand"), QEC unit consisting of all the components set forth in Appendix A hereto, and all Engine records in Lessor's possession requested by Lessee, including a copy of the disk profile attached as Appendix B hereto, at _____________________________________. The undersigned further acknowledges receipt and acceptance of the Engine, Engine Stand, QEC unit and all such records and compliance thereof with all the terms and conditions of that certain Aircraft Engine Lease Agreement dated as of August _______, 1996, between Lessee and Lessor.


  Signed this ______ day of August, 1996 at _______________________.



         FRONTIER AIRLINES, INC.


  By:
         ------------------------------
  Name:
         ------------------------------
  Title:
         ------------------------------

COUNTERPART NO. ____ OF ____SERIALLY NUMBERED, MANUALLY EXECUTED COUNTERPARTS. TO THE EXTENT, IF ANY, THAT THIS LEASE CONSTITUTES CHATTEL PAPER UNDER THE UCC, NO SECURITY INTEREST IN THIS LEASE MAY BE CREATED THROUGH THE TRANSFER AND POSSESSION OF ANY COUNTERPART OTHER THAN COUNTERPART NO. 1.



                        Aircraft Engine Lease Agreement
                        -------------------------------


      This Aircraft Engine Lease Agreement ("Lease") made and entered into as of August ____, 1996 by and between TERANDON LEASING CORPORATION ("Lessor") and FRONTIER AIRLINES, INC. ("Lessee").


                                 W I T N E S S E T H :


ARTICLE I        Agreement to Lease

                 Lessor hereby leases to Lessee and Lessee hereby leases from Lessor the Equipment described in ARTICLE IV herein, subject to the terms and provisions of this Lease. This Lease is entered into pursuant to, and by this reference incorporates all the terms and conditions of, the General Terms Engine Lease Agreement dated as of August 15, 1996 (the "GTA") between Lessor and Lessee. Capitalized terms used but not defined herein shall have the respective meanings given such terms in the GTA.


ARTICLE II       Lease Term

                 The term of this Lease will be sixty (60) months, commencing August ________, 1996 (the "Delivery Date"), and ending on August ________, 2001 ("Base Lease Term") subject to the Renewal Options set forth in Section X hereof.



ARTICLE III      Delivery/Redelivery Locations

The Equipment will be delivered to Lessee FOB Denver, Colorado and upon termination of the Lease, the Equipment will be redelivered to Lessor FOB a location in the Continental United States selected by Lessor.


ARTICLE IV       Equipment



Engine    Engine    Engine    Total Time  Total Cycles  Engine Stand
Make      Model   Serial No.  Since New    Since New     Serial No.

CFM       56-3B2   721397      13,104       7,922          AA1


                 Equipment includes, together with the Engine and Engine Stand listed above, (i) a QEC unit consisting of all components set forth in Appendix A hereto, (ii) all Engine parts and attachments, and (iii) all Engine records in the possession of Lessor requested by Lessee and all Engine records generated by Lessee during the Lease Term.

                 The Engine described above is rated in excess of 750 horsepower.



ARTICLE V        Agreed Value of Equipment:     $3,500,000.00


ARTICLE VI       Lease Payments:


      Transaction       Monthly
        Fee              Rent           Use Fee
        ---              ----           -------
      $5,000.00        $35,000.00     $85.00 per hour at a
                                      2:1 hour:cycle ratio


ARTICLE VII      Estimated Daily Flight Hours:  10



ARTICLE VIII     Payments Due On Delivery:


Security         Advance     Prorated   Transaction   Advance       Total
Deposit        Monthly Rent    Rent         Fee       Use Fee      Payment
-------        ------------    ----        -----      -------      -------

$105,000.00      $35,000.00  $2,333.00    $5,000.00  $25,000.00  $172,333.00*

(* Less $50,000.00 deposit already received - total due at delivery is $122,333.00)


ARTICLE IX       Maintenance Costs

                 Lessee to be responsible for equipment maintenance and repair costs in accordance with Section 6 of the GTA.


Mandatory Change Costs
----------------------

           Notwithstanding the terms of Section 6(e) of the GTA, Mandatory Change costs with respect to the Equipment shall be shared as follows:

           Lessee shall be responsible for the first $50,000 of the cost of a Mandatory Change required to be made during the Base Lease Term and which Mandatory Change is completed during the Base Term or within ninety (90) days thereafter. Mandatory Change costs in excess of $50,000 shall be shared by Lessor and Lessee depending on the year of Mandatory Change completion on the following basis:


               Base Term   Lessor/Lessee
                  Year          Cost Sharing
                  ----          ------------
                   1               50/50
                   2               50/50
                   3               50/50
                   4               50/50
                   5 and 90 days   50/50
                     thereafter


           Airworthiness Directives required to be completed, based on hours and cycles, and due after the lease termination date, will be calculated on the previous six (6) months' average of hours and cycles.


ARTICLE X        Renewal Options

     Provided Lessor and Lessee first agree as to the rental to apply for the applicable Renewal Term, upon 180 days prior written notice, and provided no Event of Default has occurred and is continuing under the Lease, Lessee may renew the Lease for two (2) consecutive periods of two (2) years each (each a "Renewal Term") on the same terms and conditions otherwise set forth in the Lease.


ARTICLE XI       Security Deposit

           As a condition to delivery of the Equipment, Lessee shall pay to Lessor's Lender on the Delivery Date and shall maintain at all times during the Lease Term, as security for this Lease, a security deposit (the "Security Deposit") in the amount of U.S. $105,000.00. Lessee shall not be entitled to any interest on the Security Deposit. Provided no Event of Default shall have occurred and be continuing, Lessor shall return the Security Deposit to Lessee upon the return of the Equipment to lessor in the condition required by, and otherwise in accordance with all the return provisions of, this Lease. Lessor shall not be required to apply the Security Deposit to cure any Event of Default under this Lease.


     IN WITNESS WHEREOF, the parties have executed this Lease as of the date first above written.


TERANDON LEASING                        FRONTIER AIRLINES, INC.
CORPORATION

By:                                     By:
   --------------------------                 ----------------------------

Name:  Lynn Mailliard                   Name:
                                              ----------------------------

Title: Corporate Secretary              Title:
                                              ----------------------------